EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of April 25, 2001

                              THE VARDE FUND, L.P.


                              By:  Varde Partners, L.P.,
                                   its general partner


                              By:  Varde Partners, Inc.,
                                   its general partner


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President


                              THE VARDE FUND, IV-A, L.P.


                              By:  Varde Partners, L.P.,
                                   its general partner


                              By:  Varde Partners, Inc.,
                                   its general partner


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President

                              THE VARDE SELECT FUND, L.P.


                              By:  Varde Partners, L.P.,
                                   its general partner


                              By:  Varde Partners, Inc.,
                                   its general partner


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President


                              VARDE PARTNERS, L.P.


                              By:  Varde Partners, Inc.,
                                   its general partner


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President


                              VARDE PARTNERS, INC.


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President


                              VARDE FUND (CAYMAN), LTD.


                              By:  Varde International Management, Inc.,
                                   its manager


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President

                              VARDE INTERNATIONAL MANAGEMENT, INC.


                              By:  /s/  George G. Hicks
                                   --------------------------------------------
                                   Name:    George G. Hicks
                                   Title:   Vice President


                                   /s/  George G. Hicks
                                   --------------------------------------------
                                   George G. Hicks


                                   /s/  Gregory S. McMillan
                                   --------------------------------------------
                                   Gregory S. McMillan


                                   /s/  Marcia L. Page
                                   --------------------------------------------
                                   Marcia L. Page